Related party transactions	6 Months Ended
Jun. 30, 2022
Related Party Transactions [Abstract]
Related party transactions	Related party transactions
GE
As described in Note 4—GECAS Transaction, AerCap completed the GECAS Transaction on November 1, 2021. Consequently, GE became a related party upon the Closing Date of the GECAS Transaction. We may purchase, sell or lease flight equipment from/to GE and GE provides services to AerCap under a transition services agreement.
During the three and six months ended June 30, 2022, AerCap recognized rental income from engines on lease to GE of approximately $35 million and $67 million, respectively and purchases from GE of approximately $12 million and $16 million, respectively. During the three months ended June 30, 2022, AerCap recognized sales to GE of approximately $11 million.
As of June 30, 2022, AerCap had a payable balance of $2 million with GE. As of December 31, 2021, AerCap had an outstanding payable balance of $6 million and a receivable balance of $66 million with GE.
Equity Method Investments
SES
SES is a 50% joint venture and is considered a related party. During the three and six months ended June 30, 2022, we recognized lease rental income from SES of $18 million and $35 million, respectively.
Other related parties
The following tables present amounts received from other related parties as detailed in Note 11—Associated companies for management fees and dividends for the three and six months ended June 30, 2022 and 2021:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Management fees and other	$3,875	$259	$9,190	$582
Dividends	18,852	467	26,010	557
	$22,727	$726	$35,200	$1,139
AerDragon
During the three months ended June 30, 2022, AerCap completed the sale of three Boeing 737 MAX aircraft to AerDragon.